Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 12:- COMMITMENTS AND CONTINGENCIES

a.	Sapiens Technologies (1982) Ltd. (“Sapiens Technologies”), a subsidiary incorporated in Israel, was partially financed under programs sponsored by the Israel Innovation Authority (“IIA”), formerly the Office of the Chief Scientist, for the support of certain research and development activities conducted in Israel. In exchange for participation in the programs by the IIA, the Company agreed to pay 3.5% of total net consolidated license and maintenance revenue and 0.35% of the net consolidated consulting services revenue related to the software developed within the framework of these programs based on an understanding with the IIA reached in January 2012.

Royalty expense amounted to $816, $531 and $494 in 2022, 2021 and 2020, respectively, and are included in cost of revenues.

As of December 31, 2022 and 2021, the Company had a contingent liability to pay royalties of up to $5,661 and $5,454, respectively.

b.	The Company provided bank guarantees in the amount of $846 as security for the rent to be paid for its leased offices. The bank guarantees will be expired and renewed in February 2023. As of December 31, 2022 and 2021, the Company provided bank guarantees of $262 and $320, respectively, as security for the performance of various contracts with customers and suppliers.

c.	In accordance with the indenture for the Series B Debentures, the Company is required to meet certain financial covenants. See Note 11 above.

d.	Contingent purchase obligations

As part of the Company’s acquisitions in recent years, the Company has several contingent earn-out obligations depending on retention and performance criteria. Refer to Note 3 for further information.